Exhibit 10.01(u)

EQT Corporation

Amendment to 2010 Stock Incentive Award Agreement

This Amendment to that certain 2010 Stock Incentive Award Agreement dated as of January 1, 2010 (the “Award Agreement”) between EQT Corporation (the “Company”) and the undersigned holder of the award (the “Award Holder”) is made this 3rd day of February 2011.  Capitalized terms used herein and not otherwise defined have the meanings given to such terms in the Award Agreement.

The parties desire to amend the Award Agreement to allow the Committee to make a negative adjustment to the Performance Multiplier at any time between the Confirmation Date and April 1, 2012, in the event that any of the value driver results used by the Committee to originally determine the Performance Multiplier are determined to be materially inaccurate, regardless of whether misconduct of any person was involved or whether the inaccuracy leads to a restatement of financial results.  In consideration of the mutual covenants contained herein, the parties agree as follows:

1.   The Compensation Committee has approved for you [__] Confirmed Performance Awards under and subject to the terms and conditions of the Award Agreement (as amended hereby), subject to adjustment as provided herein.

2.   Section 1(b) of the Award Agreement is hereby amended and restated in its entirety to read as follows:

(b)  “Confirmed Performance Awards” means the number of Performance Awards (rounded to the nearest whole share) equal to the Target Award times the Performance Multiplier, as determined by the Committee in accordance with Exhibit A hereto; provided however, that if a Change of Control occurs before December 31, 2010 and while Grantee remains employed, the number of Confirmed Performance Awards shall equal the Target Award, regardless of the Threshold Performance Goal or any other performance considerations.  The term “Confirmed Performance Awards” shall also include any Performance Awards converted from dividend equivalents after the Confirmation Date pursuant to Section 4 below.

3.   The first two sentences of Section 2 of the Award Agreement are hereby amended and restated in their entirety to read as follows:

The Performance Awards have been credited to a bookkeeping account on behalf of Grantee and do not represent actual Shares of Common Stock.  The Performance Awards represent the right to earn and vest in up to 300% of the Target Award, payable in Shares of Common Stock at the Vesting Date, depending on (i) the Company’s attainment of the Threshold Performance Goal and the application of the Performance Multiplier to the Target Award in accordance with Exhibit A hereto (or the occurrence of a Change of Control before December 31, 2010, as the case may be), and (ii) Grantee’s continued employment with the Company or its Affiliates through the Vesting Date.

4.   The second bullet point of Section 1 of Exhibit A of the Award Agreement is hereby amended and restated in its entirety to read as follows:

➢      If 2010 EBITDA is equal to the Company’s 2010 business plan EBITDA or above, the Performance Multiplier will be 300%, subject to the Committee’s discretion to determine that a lower Performance Multiplier shall apply to this Award.  In exercising such discretion, the Committee shall consider and be guided by the following considerations:  (i) the financial performance measures and value drivers of the applicable short-term incentive program of the Company, and (ii) if desired, Grantee’s individual performance on his or her 2010 value drivers.  Notwithstanding its certification of the Performance Multiplier on the Confirmation Date, the Committee may further reduce the Performance Multiplier at any time prior to April 1, 2012 in the event that any of the value driver results used to originally determine the Performance Multiplier are determined to be materially inaccurate, regardless of whether misconduct of any person was involved or whether the inaccuracy leads to a restatement of financial results.  The Committee may choose not to reduce the Performance Multiplier based on the facts and circumstances or legal constraints.

Except as expressly amended hereby, the terms of the Award Agreement shall be and remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the Company and the undersigned Award Holder have caused this Amendment to be duly executed.

For the Compensation Committee

Award Holder